PFS Funds

Turquoise Select Opportunities Fund

Supplement dated September 13, 2012 to the Prospectus dated May 30, 2012

     The Board of Trustees of the PFS Funds (the “Trust”) has approved a Plan of Liquidation (the “Plan”) relating to the Turquoise Select Opportunities Fund (the “Fund”), effective September 11, 2012. Turquoise Asset Management LLC’s, the Fund’s investment adviser (the “Adviser”), recommendation to the Board to approve the Plan was based on the inability to market the Fund and the Adviser’s indication that it does not desire to continue to support the Fund. As a result, the Board of Trustees has concluded that it is in the best interest of the shareholders to liquidate the Fund.

     In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Trust’s principal underwriter to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the liquidation.

     It is anticipated that the Fund will liquidate on or about September 27, 2012. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.

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